Exhibit 10.3
First Amendment to Credit Agreement
And Waiver of Defaults
     This FIRST AMENDMENT TO CREDIT AGREEMENT AND WAIVER OF DEFAULTS (this “First Amendment”), dated as of August 12, 2005, is among AFFIRMATIVE INSURANCE HOLDINGS, INC., a Delaware corporation (“Borrower”), each other Obligor, and THE FROST NATIONAL BANK, a national banking association, as Administrative Agent, Lender and L/C Issuer.
RECITALS:
     Borrower, Administrative Agent, Lender and L/C Issuer have previously entered into the Credit Agreement dated as of July 30, 2004 (such agreement, together with all amendments and restatements, the “Credit Agreement”).
     Borrower has requested amendments to and waivers of certain provisions of the Credit Agreement and waivers of existing Defaults and Events of Default.
     Lender has agreed to amend the Credit Agreement, waive certain provisions of the Credit Agreement and waive the existing Defaults and Events of Default, subject to the terms of this First Amendment.
AGREEMENT:
     NOW, THEREFORE, in consideration of the premises and mutual covenants herein contained, the parties hereto agree as follows:
ARTICLE I
Definitions
     1.1 Definitions. All capitalized terms not otherwise defined herein have the same meanings as in the Credit Agreement.
ARTICLE II
Amendments to Credit Agreement
     2.1 Amendments to Credit Agreement Section 1.1 .
     (a) Section 1.1 is amended by adding the following in alphabetical order:
“Affirmative Trust I” means Affirmative Insurance Holdings Statutory Trust I, a special purpose statutory Delaware business trust established by Borrower, of which Borrower holds all the common securities, which is the issuer of the 2004 Preferred Securities, and which purchased from Borrower the

2004 Debentures with the net proceeds of the issuance and sale of the 2004 Preferred Securities.
“Affirmative Trust II” means Affirmative Insurance Holdings Statutory Trust II, a special purpose statutory Delaware business trust established by Borrower, of which Borrower holds all the common securities, which is the issuer of the 2005 Preferred Securities, and which purchased from Borrower the 2005 Debentures with the net proceeds of the issuance and sale of the 2005 Preferred Securities.
“Affirmative Trust I Declaration of Trust” means the Amended and Restated Declaration of Trust of Affirmative Trust I, dated as of December 21, 2004, together with all amendments and restatements.
“Affirmative Trust II Declaration of Trust” means the Amended and Restated Declaration of Trust of Affirmative Trust II, dated as of June 1, 2005, together with all amendments and restatements.
“Expenses Incurred” means (a) if the calculation is made as at the last day of the first three fiscal quarters of a RIC, the amount of other underwriting expenses incurred for the four fiscal quarters of such RIC ended as at such last day, computed using the same information and in the same manner (except that such computation shall be for the preceding four fiscal quarters) as was utilized in preparing page 4, line 4 of the September 30, 2004 quarterly regulatory financial statement of such RIC, utilizing the format promulgated by NAIC and filed with the applicable Insurance Regulator, or if such format is changed after the Agreement Date, the same type of information, computed in the same manner (except that such computation shall be for the preceding four fiscal quarters), as contained on page 4, line 4 of such regulatory financial statement of such RIC dated September 30, 2004, or (b) if the calculation is made as at the last day of the fiscal year of a RIC, other underwriting expenses incurred for the period of calculation as shown on page 4, line 4 of the regulatory financial statement of such RIC as would be prepared for such period utilizing the identical format promulgated by NAIC and utilized by such RIC in preparing the December 31, 2004 annual statements filed with the applicable Insurance Regulator, or if such format is changed after the Agreement Date, the same type of information, computed in the same manner, as contained on page 4, line 4 of such regulatory financial statement of such RIC dated December 31, 2004.
“Expense Ratio” means the ratio of Expenses Incurred to Premiums Written.
“Loss Ratio” means the ratio of Losses Incurred to Premiums Earned.
“Losses Incurred” means losses and loss adjustment expenses incurred for the period of calculation, being the sum of (a) (i) if the calculation is made as at the last day of the first three fiscal quarters of a RIC, the amount of losses incurred for the four fiscal quarters of such RIC ended as at such last day, computed using the same information and in the same manner (except that such computation shall be for the preceding four fiscal quarters) as was utilized in preparing page 4, line 2.4 of the September 30, 2004 quarterly regulatory financial statement of such RIC, utilizing the format promulgated by NAIC and filed with the applicable Insurance Regulator, or if such format is changed after the Agreement Date, the same type of information, computed in the same manner (except that such computation shall be for the preceding four fiscal quarters), as contained on page 4, line 2.4 of such regulatory financial statement of such RIC dated September 30, 2004, or (ii) if the calculation is made as at the last day of the fiscal year of a RIC, losses incurred as shown on page 4, line 2 of the regulatory financial statement of such RIC as would be prepared for such period utilizing the identical format promulgated by NAIC and utilized by such RIC in preparing the December 31, 2004 annual statements filed with the applicable Insurance Regulator, or if such format is changed after the Agreement Date, the same type of information, computed in the same manner, as contained on page 4, line 2 of such regulatory financial statement of such RIC dated December 31, 2004, plus (b) (i) if the calculation is made as at the last day of the first three fiscal quarters of a RIC, the amount of loss expenses incurred for the four fiscal quarters of such RIC ended as at such last day, computed using the same information and in the same manner (except that such computation shall be for the preceding four fiscal quarters) as was utilized in preparing page 4, line 3 of the September 30, 2004 quarterly regulatory financial statement of such RIC, utilizing the format promulgated by NAIC and filed with the applicable Insurance Regulator, or if such format is changed after the Agreement Date, the same type of information, computed in the same manner (except that such computation shall be for the preceding four fiscal quarters), as contained on page 4, line 3 of such regulatory financial statement of such RIC dated September 30, 2004, or (ii) if the calculation is made as at the last day of the fiscal year of a RIC, loss expenses incurred as shown on page 4, line 3 of the regulatory financial statement of such RIC as would be prepared for such period utilizing the identical format promulgated by NAIC and utilized by such RIC in preparing the December 31, 2004 annual statements filed with the applicable Insurance Regulator, or if such format is changed after the Agreement Date, the same type of information, computed in the same manner, as contained on page 4, line 3 of such regulatory financial statement of such RIC dated December 31, 2004.
“Premiums Earned” means (a) if the calculation is made as at the last day of the first three fiscal quarters of a RIC, the amount of premiums earned for the four fiscal quarters of such RIC ended as at such last day, computed using the same information and in the same manner (except that such computation shall be for the preceding four fiscal quarters) as was utilized in preparing page 4, line 1.4 of the September 30, 2004 quarterly regulatory financial statement of such RIC, utilizing the format promulgated by NAIC and filed with the applicable Insurance Regulator, or if such format is changed after the Agreement Date, the same type of information, computed in the same manner (except that such computation shall be for the preceding four fiscal quarters), as contained on page 4, line 1.4 of such regulatory financial statement of such RIC dated September 30, 2004, or (b) if the calculation is made as at the last day of the fiscal year of a RIC, premiums earned for the period of calculation as shown on page 4, line 1 of the regulatory financial statement of such RIC as would be prepared for such period utilizing the identical format promulgated by NAIC and utilized by such RIC in preparing the December 31, 2004 annual statements filed with the applicable Insurance Regulator, or if such format is changed after the Agreement Date, the same type of information, computed in the same manner, as contained on page 4, line 1 of such regulatory financial statement of such RIC dated December 31, 2004.
“Premiums Written” means (a) if the calculation is made as at the last day of the first three fiscal quarters of a RIC, the amount of net premiums written for the four fiscal quarters of such RIC ended as at such last day, computed using the same information and in the same manner (except that such computation shall be for the preceding four fiscal quarters) as was utilized in preparing the parenthetical on page 4, line 1.4 of the regulatory financial statement of such RIC, utilizing the format promulgated by NAIC and filed with the applicable Insurance Regulator, or if such format is changed after the Agreement Date, the same type of information, computed in the same manner (except that such computation shall be for the preceding four fiscal quarters), as contained in the parenthetical on page 4, line 1.4 of such regulatory financial statement of such RIC dated September 30, 2004, or (b) if the calculation is made as at the last day of the fiscal year of a RIC, net premiums written as shown on page 8, Part 1B, line 34, column 6 of the regulatory financial statement of such RIC as would be prepared for such period utilizing the identical format promulgated by NAIC and utilized by such RIC in preparing the December 31, 2004, quarterly statements filed with the applicable Insurance Regulator, or if such format is changed after the Agreement Date, the same type of information, computed in the same manner, as contained on page 8, Part 1B, line 34, column 6 of such regulatory financial statement of such RIC dated as of December 31, 2004.
“2004 Debentures” means the $30,928,000 aggregate principal amount of Junior Subordinated Debt Securities due 2035 issued by Borrower to Affirmative Trust I.
“2004 Documents” means any equity security of Affirmative Trust I, any 2004 Debenture, any 2004 Preferred Security, the 2004 Indenture, the Affirmative Trust I Declaration of Trust, the 2004 Guaranty, any document evidencing or governing any equity or Debt of Affirmative Trust I and all other documents and instruments executed and delivered by Borrower or Affirmative Trust I in connection with any of the foregoing.
“2004 Guaranty” means the Guaranty Agreement dated December 21, 2004, made by Borrower in favor of JPMorgan Chase Bank, N.A., as Guarantee Trustee, together with all amendments and restatements.
“2004 Indenture” means the Indenture dated December 21, 2004, between Borrower and JPMorgan Chase Bank, N.A., as Trustee, together with all amendments and restatements.

“2004 Preferred Securities” means the $30,000,000 Preferred Securities issued by Affirmative Trust I.
“2005 Debentures” means the $25,774,000 aggregate principal amount of Junior Subordinated Debt Securities due 2035 issued by Borrower to Affirmative Trust II.
“2005 Documents” means any equity security of Affirmative Trust II, any 2005 Debenture, any 2005 Preferred Security, the 2005 Indenture, the Affirmative Trust II Declaration of Trust, the 2005 Guaranty, any document evidencing or governing any equity or Debt of Affirmative Trust II and all other documents and instruments executed and delivered by Borrower or Affirmative Trust II in connection with any of the foregoing.
“2005 Guaranty” means the Guaranty Agreement dated June 1, 2005, made by Borrower in favor of JPMorgan Chase Bank, N.A., as Guarantee Trustee, together with all amendments and restatements.
“2005 Indenture” means the Indenture dated June 1, 2005, between Borrower and JPMorgan Chase Bank, N.A., as Trustee, together with all amendments and restatements.
“2005 Preferred Securities” means the $25,000,000 Preferred Securities issued by Affirmative Trust II.
     (b) The definition of “Combined Ratio” is deleted in its entirety and the following is substituted in lieu thereof:
“Combined Ratio” means, with respect to a RIC, the sum of the Loss Ratio and the Expense Ratio (expressed as a percentage rounded to two decimal places), for the four fiscal quarter period ended on the date of determination, as calculated in accordance with the format of the statutory financial statements for a property and casualty insurance company prescribed by NAIC.
     (c) The definition of “Consolidated Net Worth” is deleted in its entirety and the following is substituted in lieu thereof:
“Consolidated Net Worth” means the sum of (a) the net worth of Borrower and its Subsidiaries determined on a consolidated basis in accordance with GAAP after appropriate deduction for any minority interests in Subsidiaries, plus (b) if at the time of determination all amounts owed with respect to the 2004 Debentures and the 2004 Guaranty are subordinated to all Obligations on terms acceptable to Required Lenders, an amount equal to the lesser of (i) the unpaid principal amount (not to exceed $30,928,000) of the 2004 Debentures, and (ii) the outstanding amount (not to exceed $30,000,000) of the 2004 Preferred Securities, plus (c) if at the time of determination all amounts owed with respect to the 2005 Debentures and the 2005 Guaranty are subordinated to all Obligations on terms acceptable to Required Lenders, an amount equal to the lesser of (i) the unpaid principal amount (not to exceed $25,774,000) of the 2005 Debentures, and (ii) the unpaid amount (not to exceed $25,000,000) of the 2005 Preferred Securities.
     (d) The definition of “Debt” is deleted in its entirety and the following is substituted in lieu thereof:
“Debt” means, at any time, for any Person, (a) Capital Leases, (b) Contingent Debt, (c) debt created, issued, incurred or assumed for money borrowed or for the deferred purchase price of property purchased, (d) all debt, obligations and liabilities secured by any Lien upon any property owned by such Person, even though it has not assumed or become liable for the payment of same, and (e) liabilities in respect of unfunded vested benefits under any Plans; provided, that, for purposes of Section 7.3, Debt shall not include the unpaid principal amount of the 2004 Debentures or the 2005 Debentures or the obligations with respect to the 2004 Guaranty or the 2005 Guaranty if at the time of determination all amounts owed with respect to the 2004 Debentures, the 2004 Guaranty, the 2005 Debentures and the 2005 Guaranty are subordinated to all Obligations on terms acceptable to Required Lenders.
     (e) The definition of “Permitted Acquisition” is deleted in its entirety and the following is substituted in lieu thereof.
“Permitted Acquisition” means the acquisition of all or substantially all of the assets or any of the equity of a property and casualty insurance company that is not, as of the acquisition effective date, issuing insurance policies other than automobile insurance policies or liable with respect to any insurance policy in force on such acquisition effective date other than automobile insurance policies, insurance agency or managing general agency, so long as in each case (a) there exists no Default or Event of Default both before and after giving effect to any such acquisition, (b) if such acquired entity is a property and casualty insurance company, the majority of the authorized, issued and outstanding equity of such acquired entity and the majority of each class of equity of such acquired entity that has voting rights (including voting rights arising upon the occurrence of a contingency) will be owned by either a Subsidiary of Borrower or a RIC, (c) if such acquired entity is an insurance agency or managing general agency, the majority of the authorized, issued and outstanding equity of such acquired entity and the majority of each class of equity of such acquired entity that has voting rights (including voting rights arising upon the occurrence of a contingency) will be owned by either Borrower or a wholly-owned Subsidiary of Borrower that is a Guarantor, (d) such acquired assets are acquired by either Borrower or a wholly-owned Subsidiary of Borrower that is a Guarantor, (e) Borrower provides Administrative Agent with information and a Compliance Certificate demonstrating pro forma compliance with the terms of this Agreement through the end of the third full fiscal quarter occurring after the effective date of such acquisition, after giving effect to such acquisition, including, without limitation, each provision of Sections 7.1 through 7.5, (f) the aggregate cash portion of the consideration for all such acquisitions does not exceed $5,000,000 during any fiscal year of Borrower or $10,000,000 over the term of this Agreement, and (g) each acquisition is consummated pursuant to a negotiated acquisition agreement on a non-hostile basis pursuant to an acquisition agreement approved by the board of directors or other applicable governing body of the entity to be acquired prior to the commencement thereof, and (h) each acquired entity executes and delivers, or causes to be executed and delivered, each of the documents described in Sections 7.10(a) – (i).
     (f) The definition of “Permitted Debt” is deleted in its entirety and the following is substituted in lieu thereof:
“Permitted Debt” means (a) Existing Debt, (b) the Obligations, (c) trade accounts payable and other similar obligations incurred in the ordinary course of business, (d) intercompany balances in the ordinary course of business among Borrower and its Subsidiaries; provided, that all amounts owed by any Obligor to its Subsidiaries shall be subordinated to all Obligations on terms acceptable to Required Lenders, and, provided further, the aggregate amount of all Debt payable by SCHI Entities to Borrower and its Subsidiaries shall not exceed $1,000,000 at any time, (e) the 2004 Debentures; provided, that all amounts owed with respect to the 2004 Debentures shall be subordinated to all Obligations on terms acceptable to Required Lenders, and; provided further, the aggregate principal amount of all 2004 Debentures shall not exceed $30,928,000, (f) the 2004 Guaranty; provided, that all amounts owed with respect to the 2004 Guaranty shall be subordinated to all Obligations on terms acceptable to Required Lenders, (g) the 2005 Debentures; provided, that all amounts owed with respect to the 2005 Debentures shall be subordinated to all Obligations on terms acceptable to Required Lenders, and; provided further, the aggregate principal amount of all 2005 Debentures shall not exceed $25,774,000, (i) the 2005 Guaranty; provided, that all amounts owed with respect to the 2005 Guaranty shall be subordinated to all Obligations on terms acceptable to Required Lenders, (j) Capital Leases of Borrower and each of its Subsidiaries in an aggregate principal amount not to exceed $500,000 at any time, and (k) other Debt of Borrower subordinated to the Obligations on terms acceptable to Required Lenders in their discretion.
     (g) The definition of “Subsidiary” is amended by adding the following at the end thereof:
For the purposes of the Loan Documents, Affirmative Trust I and Affirmative Trust II are each deemed to be a Subsidiary of Borrower.
     2.2 Amendments to Section 6.2(a).
     Sections 6.2(a)(i) and (ii) are deleted in their entirety and the following is substituted in lieu thereof:
     (i) As soon as available, but in any event within 15 days after the first to occur of (A) the required filing date (as established by securities Laws), and

(B) the date on which actually filed, annual consolidated and consolidating Financial Statements (such consolidated Financial Statements to be audited), showing the consolidated and consolidating financial condition and results of operations of Borrower and its consolidated Subsidiaries as of, and for the year ended on, such last day, accompanied by (A) an opinion of Auditors containing only qualifications and emphasis acceptable to Administrative Agent and Required Lenders, which opinion shall state that said consolidated Financial Statements have been prepared in accordance with GAAP consistently applied, and that the examination of Auditors in connection with such consolidated Financial Statements has been made in accordance with generally accepted auditing standards and that said consolidated Financial Statements present fairly the consolidated financial condition of Borrower and its consolidated Subsidiaries and their results of operations; (B) a certificate of the chief financial officer of Borrower, which certificate shall state that said Financial Statements present fairly the financial condition of Borrower and its consolidated Subsidiaries and their results of operations; and (C) a description of all Contingent Debt and Off-Balance Sheet Liabilities of Borrower and its Subsidiaries.
     (ii) [INTENTIONALLY OMITTED]
     2.3 Amendment to Section 6.2(b)(i).
     Section 6.2(b)(i) is amended by deleting “(including the last fiscal quarter of each fiscal year)” and substituting “(excluding the last fiscal quarter of each fiscal year)” in lieu thereof.
     2.4 Amendment to Section 6.2(b)(v).
     Section 6.2(b)(v) is deleted in its entirety and the following is substituted in lieu thereof:
     (v) Together with the Financial Statements delivered pursuant to Section 6.2(b)(i) (with respect to the first three fiscal quarters of each fiscal year) and within 60 days after the last day of the fourth fiscal quarter of each fiscal year, a Compliance Certificate executed by an Authorized Signatory who is a senior financial officer of Borrower.
     2.5 Amendment to Article VII.
     Article VII is amended by adding:
     7.17 Activities of Affirmative Trust I. Neither Borrower nor any of its Subsidiaries shall permit Affirmative Trust I to engage in any business activity other than as described in the Affirmative Trust I Declaration of Trust (as such agreement existed on December 21, 2004).
     7.18 Activities of Affirmative Trust II. Neither Borrower nor any of its Subsidiaries shall permit Affirmative Trust II to engage in any business activity other than as described in the Affirmative Trust II Declaration of Trust (as such agreement existed on June 1, 2005).

     7.19 2004 Documents. Borrower shall not, and shall not permit any of its Subsidiaries to, change, amend or restate (or take any action or fail to take any action the result of which is an effective amendment, change or restatement) or accept any waiver or consent with respect to, any 2004 Document, that would result in (a) an increase in the principal, interest, overdue interest, fees or other amounts payable under any 2004 Document, (b) an acceleration of any date fixed for payment or prepayment of principal, interest, fees or other amounts payable under any 2004 Document (including, without limitation, as a result of any redemption), (c) a change in any of the subordination provisions of any 2004 Document, or (d) any other change in any term or provision of any 2004 Document that could reasonably be expected to have an adverse effect on the interest of Lenders, Administrative Agent or L/C Issuer.
     7.20 2005 Documents. Borrower shall not, and shall not permit any of its Subsidiaries to, change, amend or restate (or take any action or fail to take any action the result or which is an effective amendment, change or restatement) or accept any waiver or consent with respect to, any 2005 Document, that would result in (a) an increase in the principal, interest, overdue interest, fees or other amounts payable under any 2005 Document, (b) an acceleration of any date fixed for payment or prepayment of principal, interest, fees or other amounts payable under any 2005 Document (including, without limitation, as a result of any redemption), (c) a change in any of the subordination provisions of any 2005 Document, or (d) any other change in any term or provision of any 2005 Document that could reasonably be expected to have an adverse effect on the interest of Lenders, Administrative Agent or L/C Issuer.
     2.6 Amendment to Article IX .
     Article IX is amended by deleting “or” at the end of Section 9.1(l), by deleting the period at the end of Section 9.1(m) and substituting “;” in lieu thereof, and by adding the following:
     (n) 2004 Documents. Any Person who is a holder of, or claims to act for the benefit of any holder of, any equity security or Debt of Affirmative Trust I, any 2004 Debenture, any 2004 Preferred Security, the 2004 Guaranty, or any other 2004 Document shall assert that any obligation under any 2004 Document is not subordinate in any respect to the Obligations; any payment or transfer of property shall be made under any 2004 Document (other than payment of regularly scheduled cash interest payments in accordance with the 2004 Debentures and 2004 Preferred Securities (as such agreements existed on December 21, 2004) if no Default or Event of Default exists prior to or after giving effect to such payment); a default shall occur under any 2004 Document; or the 2004 Indenture, 2004 Debentures or 2004 Preferred Securities shall benefit from any collateral (including any sinking fund or similar deposit arrangement) or guarantee (except, with respect to the 2004 Preferred Securities, only, the 2004 Guaranty); or

     (o) 2005 Documents. Any Person who is a holder of, or claims to act for the benefit of any holder of, any equity security or Debt of Affirmative Trust II, any 2005 Debenture, any 2005 Preferred Security, the 2005 Guaranty, or any other 2005 Document shall assert that any obligation under any 2005 Document is not subordinate in any respect to the Obligations; any payment or transfer of property shall be made under any 2005 Document (other than payment of regularly scheduled cash interest payments in accordance with the 2005 Debentures and 2005 Preferred Securities (as such agreements existed on June 1, 2005) if no Default or Event of Default exists prior to or after giving effect to such payment); a default shall occur under any 2005 Document; or the 2005 Indenture, 2005 Debentures or 2005 Preferred Securities shall benefit from any collateral (including any sinking fund or similar deposit arrangement) or guarantee (except, with respect to the 2005 Preferred Securities, only, the 2005 Guaranty).
     2.7 Amendment to Exhibit H (Compliance Certificate).
     Exhibit H is deleted in its entirety and a new Exhibit H, in the form of Exhibit H hereto, is substituted in lieu thereof.
     2.8 Amendment to Schedule 8.18 (Existing Investments).
     Schedule 8.18 is deleted in its entirety and a new Schedule 8.18, in the form of Schedule 8.18 hereto, is substituted in lieu thereof.
     2.9 Effectiveness. Subject to Sections 4.1 and 5.2, the amendments provided for in Sections 2.1(a) and (b) and 2.5 shall be effective as of March 31, 2005 and all other amendments shall be effective on the date the conditions precedent in Article IV are satisfied.
ARTICLE III
Waivers
     3.1 Credit Agreement Provisions; Existing Defaults.
     (a) Credit Agreement Section 7.6 provides that Borrower will not be liable in any manner in respect of any Debt, except Permitted Debt.
     (i) Borrower has guaranteed the obligations of Fed USA Franchising, Inc., a Florida corporation (“Fed Franchising”), and Fed USA Retail, Inc., a Florida corporation (“Fed Retail”), pursuant to the Asset Purchase Agreement dated as of December 21, 2004 (“Fed Purchase Agreement”), among Fed Franchising, Fed Retail, Assurance Managing General Agents, Inc., 21st Century Holding Company, Federated Agency Group, Inc. and Fed USA, Inc. Such guaranty of Borrower is not included in Permitted Debt and is an Event of Default.

     (ii) Borrower has guaranteed certain obligations of Affirmative Trust I pursuant to the 2004 Guaranty. Such guaranty by Borrower is not included in Permitted Debt and is an Event of Default.
     (iii) Borrower has entered into the 2004 Indenture and issued the 2004 Debentures. Such Debt is not Permitted Debt and is an Event of Default.
     (iv) Borrower has guaranteed certain obligations of Affirmative Trust II pursuant to the 2005 Guaranty. Such guaranty by Borrower is not included in Permitted Debt and is an Event of Default.
     (v) Borrower has entered into the 2005 Indenture and issued the 2005 Debentures. Such Debt is not Permitted Debt and is an Event of Default.
     (vi) American Agencies General Agency, Inc. (“AAGA”), Borrower and IPA, LLC have entered into the Asset Purchase and Sale Agreement dated effective as of July 1, 2005 (“IPA Purchase Agreement”). Pursuant to the IPA Purchase Agreement, Borrower has guaranteed certain obligations of AAGA. Such guaranty by Borrower is not included in Permitted Debt and is an Event of Default.
     (b) Credit Agreement Section 7.10 provides that Borrower will not, and will not permit any of its Subsidiaries to, create or permit any Lien upon any of its property, except Permitted Liens. A-Affordable Insurance Agency, Inc. (“AAIA”) and BW Insurance Agency, Inc. (“BW”) have entered into the Asset Purchase and Sale Agreement dated effective as of January 1, 2005 (“BW Purchase Agreement”). AAIA has executed the Security Agreement dated effective as of January 1, 2005, granting to BW a security interest to secure performance of AAIA’s obligations pursuant to the BW Purchase Agreement. Such security interest is not a Permitted Lien and is an Event of Default.
     (c) Credit Agreement Section 7.10 provides that Borrower will not, and will not permit any of its Subsidiaries to, acquire assets of any Person or create any Subsidiary, except Permitted Acquisitions and the creation of new Subsidiaries in accordance with Section 7.10.
     (i) USA Franchising and USA Retail acquired assets of another Person pursuant to the Fed Purchase Agreement, which acquisition is not a Permitted Acquisition because Borrower did not deliver to Administrative Agent all documents required by Section 7.10, Defaults and Events of Default existed prior to and after giving effect to the acquisition, Borrower did not deliver to Administrative Agent a pro forma Compliance Certificate, and the cash portion of the consideration for such acquisition was greater than $5,000,000. Such acquisition and failure to comply with Section 7.10 are an Event of Default.
     (ii) AAIA acquired assets of another Person pursuant to the BW Purchase Agreement, which acquisition is not a Permitted Acquisition because Defaults and Events of Default existed prior to and after giving effect to the acquisition. Such acquisition is an Event of Default.

     (iii) AAGA acquired assets of another Person pursuant to the IPA Purchase Agreement, which acquisition is not a Permitted Acquisition because Defaults and Events of Default existed prior to and after giving effect to the acquisition. Such acquisition is an Event of Default.
     (iv) AAIA acquired assets of another Person pursuant to the Asset Purchase and Sale Agreement dated effective as of February 1, 2005 between AAIA and AEA Insurance Agencies, Inc., which acquisition is not a Permitted Acquisition because Defaults and Events of Default existed prior to and after giving effect to the acquisition. Such acquisition is an Event of Default
     (d) Credit Agreement Section 7.10 provides actions that must be taken and documents that must be delivered to Administrative Agent by Borrower with respect to the creation of a new Subsidiary. Borrower has not complied with the provisions of Section 7.10 with respect to the creation of USA Franchising and USA Retail. Such failure is an Event of Default.
     (e) Credit Agreement Section 7.12 provides that Borrower will not, and will not permit any of its Subsidiaries to, make any Investment except Permitted Investments and acquisitions permitted by Section 7.10.
     (i) The creation of Fed Franchising and Fed Retail and the acquisition of assets pursuant to the Fed Purchase Agreement were not in compliance with Section 7.10. Failure to comply with Section 7.12 is an Event of Default.
     (ii) Borrower acquired common stock of Affirmative Trust I for $928,000. The acquisition of the common stock of Affirmative Trust I is not a Permitted Investment. Failure to comply with Section 7.12 is an Event of Default.
     (iii) Borrower acquired common stock of Affirmative Trust II for $774,000. The acquisition of the common stock of Affirmative Trust II is not a Permitted Investment. Failure to comply with Section 7.12 is an Event of Default.
     (f) Credit Agreement Section 7.12 provides that Borrower will not, and will not permit any of its Subsidiaries to, make any Investment except Permitted Investments and acquisitions permitted by Section 7.10. Credit Agreement Section 7.15 provides that Borrower will not, and will not permit any of its Subsidiaries to, carry on any transaction with any of their respective Affiliates except at arm’s length and in the ordinary course of business. Borrower has entered into the Stock Purchase Agreement dated as of May 19, 2005 (such agreement, together with all amendments and restatements, the “2005 Stock Purchase Agreement”), between Borrower and Vesta Insurance Group, Inc., a Delaware corporation (“Vesta”), pursuant to which Borrower has purchased 2,000,000 shares of common stock of Borrower owned by Vesta. Vesta is an Affiliate of Borrower. The purchase of common stock of Borrower pursuant to the 2005 Stock Purchase Agreement is not a Permitted Investment and is not in the ordinary course of business of Borrower. Failure to comply with Sections 7.12 and 7.15 is an Event of Default.

     3.2 Existing Defaults. Each of the Defaults and Events of Default described in Section 3.1 is an “Existing Default”.
     3.3 Waivers.
     (a) Existing Defaults. Subject to the effectiveness of this First Amendment, Lender and L/C Issuer hereby waive the Existing Defaults.
     (b) Limited Waivers. The waivers provided in Section 3.3(a) do not constitute a waiver of any other requirement of any Loan Document or of any Default or Event of Default (except the Existing Defaults), now or hereafter existing, under the Credit Agreement or any other Loan Document, except as specifically waived hereby.
ARTICLE IV
Conditions Precedent
     4.1 Conditions. The effectiveness of this First Amendment is subject to the satisfaction of the following conditions precedent:
     (a) Documents. Administrative Agent shall have received all of the following, each dated (unless otherwise indicated) the date of this First Amendment, and the following shall have occurred, in form and substance satisfactory to Administrative Agent:
     (i) This First Amendment executed by Borrower, each other Obligor, Lender and L/C Issuer.
     (ii) Pro forma Compliance Certificate, prepared after giving effect to the transactions subject to the Fed Purchase Agreement, 2004 Documents, 2005 Documents and 2005 Stock Purchase Agreement.
     (iii) A certificate of officers acceptable to Administrative Agent of Fed Franchising certifying as to (A) the incumbency of the officers signing such certificate and the Loan Documents to which it is a party, (B) an original certified copy of its Articles of Incorporation or Certificate of Incorporation, as applicable, certified as true, complete and correct by the appropriate authority of its state of incorporation as of a date not more than ten days prior to the date such certificate is delivered to Administrative Agent, (C) a copy of its By-Laws, as in effect on the date such certificate is delivered to Administrative Agent, (D) a copy of the resolutions of the appropriate governance board authorizing it to execute, deliver and perform the Loan Documents to which it is a party, and (E) an original certificate of good standing and existence issued by the appropriate authority of its state of organization (certified as of a date not more than ten days prior to the date such certificate is delivered to Administrative Agent).
     (iv) A certificate of officers acceptable to Administrative Agent of Fed Retail certifying as to (A) the incumbency of the officers signing such certificate and the Loan Documents to which it is a party, (B) an original certified copy of its Articles of Incorporation or Certificate of Incorporation, as applicable, certified as true, complete and correct by the appropriate authority of its state of incorporation as of a date not more than ten days prior to the date such certificate is delivered to Administrative Agent, (C) a copy of its By-Laws, as in effect on the date such certificate is delivered to Administrative Agent, (D) a copy of the resolutions of the appropriate governance board authorizing it to execute, deliver and perform the Loan Documents to which it is a party, and (E) an original certificate of good standing and existence issued by the appropriate authority of its state of organization (certified as of a date not more than ten days prior to the date such certificate is delivered to Administrative Agent).
     (v) Searches of the Uniform Commercial Code, Tax lien and other records as Administrative Agent may require.
     (vi) Opinions of counsel to Borrower, Fed Franchising and Fed Retail addressed to Administrative Agent, L/C Issuer and Lenders and covering such matters incident to such new Subsidiaries and the Loan Documents as Administrative Agent or Special Counsel may reasonably request.
     (vii) In form and substance satisfactory to Administrative Agent and Special Counsel, such other documents, instruments and certificates as Administrative Agent, L/C Issuer and any Lender may reasonably require in connection with the formation of Fed Franchising and Fed Retail.
     (b) No Default. No Default or Event of Default shall exist (other than the Existing Defaults).
     (c) Representations and Warranties.
     (i) All of the representations and warranties contained in Article VIII of the Credit Agreement, as amended hereby, and in the other Loan Documents shall be true and correct on and as of the date of this First Amendment with the same force and effect as if such representations and warranties had been made on and as of such date, except (A) to the extent such representations and warranties speak to a specific date and (B) for the Existing Defaults.
     (ii) All of the representations and warranties contained in Article VI shall be true and correct, both before and after giving effect to this First Amendment.
     4.2 Expenses of Administrative Agent. As provided in the Credit Agreement, Borrower shall pay on demand all reasonable costs and expenses incurred by Administrative Agent in connection with the preparation, negotiation, and execution of this First Amendment and the other Loan Documents executed pursuant hereto, including without limitation the reasonable fees and expenses of Administrative Agent’s legal counsel.

ARTICLE V
Ratification
     5.1 Ratification. The terms and provisions set forth in this First Amendment shall modify and supersede all inconsistent terms and provisions set forth in the Credit Agreement and except as expressly modified and superseded by this First Amendment, the terms and provisions of the Credit Agreement and the other Loan Documents are ratified and confirmed and shall continue in full force and effect. Each Obligor agrees that the Credit Agreement, as amended hereby, and the other Loan Documents to which it is a party or subject shall continue to be legal, valid, binding and enforceable in accordance with their respective terms.
ARTICLE VI
Representations and Warranties
     6.1 Representations and Warranties.
     (a) Loan Documents. Each Obligor hereby represents and warrants to Administrative Agent, Lender and L/C Issuer that (i) the execution, delivery and performance of this First Amendment and any and all other Loan Documents executed and/or delivered in connection herewith have been authorized by all requisite action on the part of such Obligor and will not violate any organizational document of such Obligor, (b) the representations and warranties contained in the Credit Agreement, as amended hereby, and each other Loan Document are true and correct on and as of the date hereof as though made on and as of the date hereof, except to the extent such representations and warranties speak to a specific date, (c) no Default or Event of Default exists (other than the Existing Defaults), and (d) such Obligor is in full compliance with all covenants and agreements contained in the Credit Agreement, as amended hereby, and the other Loan Documents to which it is a party or it or its property is subject.
     (b) 2004 Documents. Attached as Exhibit A are true and correct copies of the Affirmative Trust I Declaration of Trust, the 2004 Indenture, the 2004 Guaranty, and all exhibits and schedules to such agreements. There are no agreements between or among any of the parties to such agreements, any holder of any equity security or Debt of Affirmative Trust I, any trustee of Affirmative Trust I, any holder of any 2004 Debenture or any other Person, or their respective Affiliates, related to the subject matter of such agreements not contained in the documents attached as Exhibit A.
     (c) Subordination; 2004 Documents. The principal and interest on the 2004 Debentures and all obligations of Borrower and each of its Subsidiaries in respect of and under the 2004 Debentures, the 2004 Indenture, the 2004 Preferred Securities, the Affirmative Trust I Declaration of Trust and the 2004 Guaranty are subordinate in all respects to all of the Obligations. No redemption, purchase, Dividend, payment, distribution or other transfer of property shall be made to or for the benefit of any holder of or in respect of any equity security or Debt of Affirmative Trust I, the 2004

Debentures, the 2004 Indenture, the 2004 Preferred Securities, the Affirmative Trust I Declaration of Trust or the 2004 Guaranty other than, if a Default or Event of Default does not exist prior or after giving effect thereto, payments of regularly scheduled cash interest payments in respect of the 2004 Debentures by Borrower and payments of regularly scheduled cash interest payments in respect of 2004 Preferred Securities by Affirmative Trust I. No obligations under any 2004 Document benefits from any collateral (including any sinking fund or similar deposit arrangement) or guaranty (except, with respect to the 2004 Preferred Securities, only, the 2004 Guaranty).
     (d) 2005 Documents. Attached as Exhibit B are true and correct copies of the Affirmative Trust II Declaration of Trust, the 2005 Indenture, the 2005 Guaranty, and all exhibits and schedules to such agreements. There are no agreements between or among any of the parties to such agreements, any holder of any equity security or Debt of Affirmative Trust II, any trustee of Affirmative Trust II, any holder of any 2005 Debenture or any other Person, or their respective Affiliates, related to the subject matter of such agreements not contained in the documents attached as Exhibit B.
     (e) Subordination; 2005 Documents. The principal and interest on the 2005 Debentures and all obligations of Borrower and each of its Subsidiaries in respect of and under the 2005 Debentures, the 2005 Indenture, the 2005 Preferred Securities, the Affirmative Trust II Declaration of Trust and the 2005 Guaranty are subordinate in all respects to all of the Obligations. No redemption, purchase, Dividend, payment, distribution or other transfer of property shall be made to or for the benefit of any holder of or in respect of any equity security or Debt of Affirmative Trust II, the 2005 Debentures, the 2005 Indenture, the 2005 Preferred Securities, the Affirmative Trust II Declaration of Trust or the 2005 Guaranty other than, if a Default or Event of Default does not exist prior or after giving effect thereto, payments of regularly scheduled cash interest payments in respect of the 2005 Debentures by Borrower and payments of regularly scheduled cash interest payments in respect of 2005 Preferred Securities by Affirmative Trust II. No obligations under any 2005 Document benefits from any collateral (including any sinking fund or similar deposit arrangement) or guaranty (except, with respect to the 2005 Preferred Securities, only, the 2005 Guaranty).
     (f) 2005 Stock Purchase Agreement. Attached as Exhibit C is a true and correct copy of the 2005 Stock Purchase Agreement, and all exhibits and schedules to such agreement. There are no agreements between or among any of the parties to such agreement, any holder of any equity security Borrower or any other Person, or their respective Affiliates, related to the subject matter of such agreement not contained in the documents attached as Exhibit C.
ARTICLE VII
Miscellaneous
     7.1 Reference to Credit Agreement. Each of the Loan Documents, including the Credit Agreement and any and all other agreements, documents, or instruments now or hereafter executed and delivered pursuant to the terms hereof or pursuant to the terms of the Credit

Agreement as amended hereby, are hereby amended so that any reference in such Loan Documents to the Credit Agreement shall mean a reference to the Credit Agreement as amended hereby.
     7.2 Severability. The provisions of this First Amendment are intended to be severable. If for any reason any provision of this First Amendment shall be held invalid or unenforceable in whole or in part in any jurisdiction, such provision shall, as to such jurisdiction, be ineffective to the extent of such invalidity or unenforceability without in any manner affecting the validity or enforceability thereof in any other jurisdiction or the remaining provisions hereof in any jurisdiction.
     7.3 Counterparts. This First Amendment may be executed in any number of counterparts, all of which taken together shall constitute one and the same instrument, and any party hereto may execute this First Amendment by signing any such counterpart.
     7.4 INTEGRATION. THIS FIRST AMENDMENT, TOGETHER WITH THE OTHER LOAN DOCUMENTS, REPRESENTS THE FINAL AGREEMENT BETWEEN THE PARTIES AND MAY NOT BE CONTRADICTED BY EVIDENCE OF PRIOR, CONTEMPORANEOUS OR SUBSEQUENT ORAL AGREEMENTS OF THE PARTIES HERETO. THERE ARE NO UNWRITTEN ORAL AGREEMENTS BETWEEN THE PARTIES.
     7.5 GOVERNING LAW. THIS FIRST AMENDMENT AND THE OTHER LOAN DOCUMENTS SHALL BE CONSTRUED IN ACCORDANCE WITH AND GOVERNED BY THE LAWS OF THE STATE OF TEXAS AND FEDERAL LAWS APPLICABLE TO NATIONAL BANKS.

The Remainder of This Page Is Intentionally Left Blank.

     Executed as of the date first written above.

BORROWER:	AFFIRMATIVE INSURANCE HOLDINGS, INC.

	By:	/s/David Snyder

Print Name: David Snyder
Print Title: Senior Vice President/General Counsel/Secretary

RICS:	AFFIRMATIVE INSURANCE COMPANY

	By:	/s/David Snyder

Print Name: David Snyder
Print Title: Senior Vice President/General Counsel/Secretary

INSURA PROPERTY AND CASUALTY INSURANCE COMPANY

	By:	/s/David Snyder

Print Name: David Snyder
Print Title: Senior Vice President/General Counsel/Secretary

ADMINISTRATIVE AGENT, LENDER AND L/C ISSUER:	THE FROST NATIONAL BANK, as Administrative Agent, Lender and L/C Issuer

	By:	/s/ Stephen S. Martin

Print Name: Stephen S. Martin
Print Title: Vice President

OTHER OBLIGORS:

A-AFFORDABLE INSURANCE AGENCY, INC.

By:	/s/David Snyder
Print Name: David Snyder
Print Title: Senior Vice President/General Counsel/Secretary

A-AFFORDABLE LOCATIONS, INC.

By:	/s/David Snyder

Print Name: David Snyder
Print Title: Senior Vice President/General Counsel/Secretary

A-AFFORDABLE MANAGING GENERAL AGENCY, INC.

By:	/s/David Snyder

Print Name: David Snyder
Print Title: Senior Vice President/General Counsel/Secretary

AFFIRMATIVE ALTERNATIVE DISTRIBUTION, INC.

By:	/s/David Snyder

Print Name: David Snyder
Print Title: Senior Vice President/General Counsel/Secretary

AFFIRMATIVE FRANCHISES, INC.

By	/s/David Snyder

Print Name: David Snyder
Print Title: Senior Vice President/General Counsel/Secretary

AFFIRMATIVE INSURANCE SERVICES, INC.

By:	/s/David Snyder

Print Name: David Snyder
Print Title: Senior Vice President/General Counsel/Secretary

AFFIRMATIVE INSURANCE SERVICES OF SOUTH CAROLINA, INC.

By:	/s/David Snyder

Print Name: David Snyder
Print Title: Senior Vice President/General Counsel/Secretary

AFFIRMATIVE MANAGEMENT SERVICES, INC.

By:	/s/David Snyder

Print Name: David Snyder
Print Title: Senior Vice President/General Counsel/Secretary

AFFIRMATIVE PROPERTY HOLDINGS, INC.

By:	/s/David Snyder

Print Name: David Snyder
Print Title: Senior Vice President/General Counsel/Secretary

AFFIRMATIVE RETAIL, INC.

By:	/s/David Snyder

Print Name: David Snyder
Print Title: Senior Vice President/General Counsel/Secretary

AFFIRMATIVE SERVICES, INC.

By:	/s/David Snyder

Print Name: David Snyder
Print Title: Senior Vice President/General Counsel/Secretary

AFFIRMATIVE SERVICES RETAIL, INC.

By:	/s/David Snyder

Print Name: David Snyder
Print Title: Senior Vice President/General Counsel/Secretary

AFFIRMATIVE UNDERWRITING SERVICES, INC.

By:	/s/David Snyder

Print Name: David Snyder
Print Title: Senior Vice President/General Counsel/Secretary

AMERICAN AGENCIES GENERAL AGENCY, INC.

By:	/s/David Snyder

Print Name: David Snyder
Print Title: Senior Vice President/General Counsel/Secretary

AMERICAN AGENCIES INSURANCE GROUP, INC.

By:	/s/David Snyder

Print Name: David Snyder
Print Title: Senior Vice President/General Counsel/Secretary

AMERICAN AGENCIES INSURANCE SERVICES OF LOUISIANA, INC.

By:	/s/David Snyder

Print Name: David Snyder
Print Title: Senior Vice President/General Counsel/Secretary

AMERICAN AGENCIES INVESTMENTS, INC.

By:	/s/David Snyder

Print Name: David Snyder
Print Title: Senior Vice President/General Counsel/Secretary

DRIVER’S CHOICE INSURANCE AGENCIES, INC.

By:	/s/David Snyder

Print Name: David Snyder
Print Title: Senior Vice President/General Counsel/Secretary

DRIVER’S CHOICE INSURANCE SERVICES, LLC

By:	/s/David Snyder

Print Name:David Snyder
Print Title: Senior Vice President/General Counsel/Secretary

FED USA FRANCHISING, INC.

By:	/s/David Snyder

Print Name: David Snyder
Print Title: Senior Vice President/General Counsel/Secretary

FED USA RETAIL, INC.

By:	/s/David Snyder

Print Name: David Snyder
Print Title: Senior Vice President/General Counsel/Secretary

INSTANT AUTO INSURANCE AGENCY OF ARIZONA, INC.

By:	/s/David Snyder

Print Name: David Snyder
Print Title: Senior Vice President/General Counsel/Secretary

INSTANT AUTO INSURANCE AGENCY OF COLORADO, INC.

By:	/s/David Snyder

Print Name: David Snyder
Print Title: Senior Vice President/General Counsel/Secretary

INSTANT AUTO INSURANCE AGENCY OF INDIANA, INC.

By:	/s/David Snyder

Print Name: David Snyder
Print Title: Senior Vice President/General Counsel/Secretary

INSTANT AUTO INSURANCE AGENCY OF NEW MEXICO, INC.

By:	/s/David Snyder

Print Name: David Snyder
Print Title: Senior Vice President/General Counsel/Secretary

INSUREONE INDEPENDENT INSURANCE AGENCY, LLC

By:	/s/David Snyder

Print Name: David Snyder
Print Title: Senior Vice President/General Counsel/Secretary

SPACE COAST HOLDINGS, INC.

By:	/s/David Snyder

Print Name: David Snyder
Print Title: Senior Vice President/General Counsel/Secretary

YELLOW KEY INSURANCE AGENCY, INC.

By:	/s/David Snyder

Print Name: David Snyder
Print Title: Senior Vice President/General Counsel/Secretary